                                                                Exhibit 99.1

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2003 of Graybar Electric Company, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Reynolds, Jr., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/Robert A. Reynolds, Jr.

Robert A. Reynolds, Jr.
Principal Executive Officer
May 14, 2003